Lazard Funds                                               April 30, 2021
Summary Prospectus

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s Prospectus and Statement of Additional Information (“SAI”), both dated April 30, 2021 (as revised or supplemented), are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus, SAI and other information about the Portfolio online at https://www.lazardassetmanagement.com/us/en_us/funds/list/mutual-funds/42. You can also get this information at no cost by calling (800) 823-6300 or by sending an e-mail request to Contact.US@Lazard.com.

Lazard Real Assets Portfolio	Institutional Shares	Open Shares	R6 Shares
	RALIX	RALOX	RALYX

Investment Objective

The Portfolio seeks total return consisting of appreciation and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, a series of The Lazard Funds, Inc. (the “Fund”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.

	Institutional Shares	Open Shares	R6 Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	.65%	.65%	.65%
Distribution and Service (12b-1) Fees	None	.25%	None
Other Expenses	1.44%	3.71%	1.44%	[2]
Acquired Fund Fees and Expenses	.04%	.04%	.04%	[2]
Total Annual Portfolio Operating Expenses	2.13%	4.65%	2.13%
Fee Waiver and/or Expense Reimbursement[3]	1.29%	3.56%	1.34%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement[4]	.84%	1.09%	.79%

1 Restated to reflect current management fee.

2 Based on estimated amounts for the current fiscal year, using amounts for Institutional Shares from the last fiscal year.

3 Reflects a contractual agreement by Lazard Asset Management LLC (the “Investment Manager”) to waive its fee and, if necessary, reimburse the Portfolio until April 30, 2022, to the extent Total Annual Portfolio Operating Expenses exceed .80%, 1.05% and .75% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds,” fees and expenses related to filing foreign tax reclaims and extraordinary expenses. This expense limitation agreement can only be amended by agreement of the Fund, upon approval by the Fund’s Board of Directors, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

4 Excluding Acquired Fund Fees and Expenses, the Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement are .80%, 1.05% and .75% of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the expense limitation agreement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$ 86	$ 542	$ 1,025	$ 2,360
Open Shares	$ 111	$ 1,081	$ 2,057	$ 4,529
R6 Shares	$ 81	$ 537	$ 1,021	$ 2,356

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 109% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Portfolio invests at least 80% of its assets in real assets investments, including instruments providing exposure to such investments (such as derivative instruments).

“Real assets” are considered by the Portfolio to be:

(i) assets that have physical properties, such as:

• natural resources, such as energy and materials (e.g., metals and mining, paper and forestry and chemicals)

• real estate, such as real estate investment trusts (“REITs”) and real estate operating companies (“Real Estate Investments”)

• equipment and industrials, such as tools, hardware, machinery and other industrial components

• infrastructure, such as utilities, transport, communications, pipelines, seaports, airports and toll roads

• commodities, such as physical commodities with tangible properties such as gas, oil, metals, livestock or agricultural products; and

(ii) companies that typically derive at least 50% of their revenues or profits from, or have at least 50% of their assets committed to, real assets.

Allocation of the Portfolio’s assets by the Investment Manager among these real assets categories will vary, and over time exposures to new categories may be added or exposures to existing categories may be eliminated.

The Portfolio may invest in equity securities of US and non-US companies, including emerging markets companies, as well as commodity-linked and other derivative instruments. In addition, the Portfolio may invest in fixed income securities of any maturity or credit quality, typically government securities, in connection with the Portfolio’s derivatives exposures (i.e., as a type of margin or collateral). The Portfolio also may invest in exchange-traded open-end management investment companies (“ETFs”), generally those that pursue a passive index-based strategy. The Portfolio may invest in companies of any market capitalization.

The Portfolio may gain exposure to the commodity markets by investing up to 25% of the Portfolio’s total assets in a wholly-owned subsidiary formed under the laws of the Cayman Islands (the “Subsidiary”), which invests mainly in commodity-linked derivative instruments (including, but not limited to, futures contracts, options and total return swaps) and fixed income securities, typically government securities, in connection with the Subsidiary’s derivatives exposures (i.e., as a type of margin or collateral).

Summary Prospectus

The Investment Manager’s process for selecting investments for the Portfolio may include a variety of approaches, such a fundamental, bottom-up analysis, qualitative evaluations and quantitative models or a combination of these or other approaches. The process used will usually vary for different types of real assets categories, or category subsets.

In addition, the Portfolio may, but is not required to (1) enter into futures contracts; forward currency contracts; equity, total return, interest rate, credit default and currency swap agreements; (2) write put and call options on securities (including shares of ETFs), indexes and currencies; and (3) invest in structured notes, in each case for hedging purposes or to seek to increase returns, including as a substitute for a direct investment in securities. When the Portfolio or the Subsidiary enters into derivatives transactions, it may be required to segregate liquid assets or enter into offsetting positions, in accordance with applicable regulations.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Allocation Risk. The Portfolio’s ability to achieve its investment objective depends in part on the Investment Manager’s skill in determining the Portfolio’s allocation among real assets categories. The Investment Manager’s evaluations and assumptions underlying its allocation decisions may differ from actual market conditions.

Market Risk. The Portfolio may incur losses due to declines in one or more markets in which it invests. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). To the extent that such developments impact specific industries, market sectors, countries or geographic regions, the Portfolio’s investments in such industries, market sectors, countries and/or geographic regions can be expected to be particularly affected, especially if such investments are a significant portion of its investment portfolio. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers worldwide. As a result, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions or other events could have a significant negative impact on global economic and market conditions. The coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may be expected to impact the Portfolio and its investments.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Natural Resources Risk. Investments related to natural resources may be affected by numerous factors, including events occurring in nature, inflationary pressures and domestic and international politics. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and other risks to which non-US companies are subject also may affect US companies if they have significant operations or investments in non-US countries. In addition, interest rates, prices of raw materials and other commodities, international economic developments, energy conservation, tax and other government regulations (both US and non-US) may affect the supply of and demand for natural

Summary Prospectus

resources, which can affect the profitability and value of securities issued by companies in the natural resources category. Securities of companies within specific natural resources sub-categories can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions.

Real Estate Investments Risk. The Portfolio’s investments in Real Estate Investments, including REITs, could lose money due to the performance of real estate-related securities even if securities markets generally are experiencing positive results. The performance of Real Estate Investments may be determined to a great extent by the current status of the real estate industry in general, or by other factors that may affect the real estate industry, even if other industries would not be so affected. Consequently, Real Estate Investments could lead to investment results that may be significantly different from investments in other real assets categories or investments in the broader securities markets. The risks related to investments in Real Estate Investments include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing.

Due to certain special considerations that apply to REITs, investments in REITs may carry additional risks not necessarily present in investments in other securities. REIT securities (including those trading on national exchanges) typically have trading volumes that are less than those of securities of other types of companies, which may affect the Portfolio’s ability to trade or liquidate those securities. An investment in a REIT may be adversely affected if the REIT fails to comply with applicable laws and regulations, including failing to qualify as a REIT under the Internal Revenue Code of 1986, as amended. Failure to qualify with any of these requirements could jeopardize a company’s status as a REIT. The Portfolio generally will have no control over the operations and policies of a REIT, including qualification as a REIT.

Infrastructure Companies Risk. Securities and instruments of infrastructure companies, which consist of utilities, pipelines, toll roads, airports, railroads, ports, telecommunications and other infrastructure companies, are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies also may be affected by or subject to, among other factors, regulation by various government authorities, including rate regulation, and service interruption due to environmental, operational or other mishaps.

Commodities-Related Investments Risk. Exposure to the commodities markets may subject the Portfolio to greater volatility than other types of investments. The values of commodities and commodity-linked derivative instruments are affected by events that may have less impact on the values of equity and fixed income securities. Investments linked to the prices of commodities are considered speculative. Because the value of a commodity-linked derivative instrument, such as a futures contract on a physical commodity, typically is based upon the price movements of the underlying reference asset, index or rate, the value of these instruments will rise or fall in response to changes in the underlying reference asset, index or rate. Prices of commodities and commodity-linked investments may fluctuate significantly over short periods for a variety of factors, including: changes in supply and demand relationships; weather; agricultural or livestock markets; agricultural or livestock disease or pestilence; trade relationships; fiscal, monetary and exchange control programs; and embargoes, tariffs, terrorism and international economic, political, military and regulatory developments.

Fixed-Income and Debt Securities Risk. The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse

Summary Prospectus

investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices.

The Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some debt securities may give the issuer the option to call, or redeem, the securities before their maturity, and, during a time of declining interest rates, the Portfolio may have to reinvest the proceeds of called or redeemed securities in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Structured notes are privately negotiated debt instruments where the principal and/or interest is determined by reference to a specified asset, market or rate, or the differential performance of two assets or markets. Structured notes can have risks of both debt securities and derivatives transactions.

Government Securities Risk. Not all obligations of the US government, its agencies and instrumentalities are backed by the full faith and credit of the US Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the US government or its agencies or instrumentalities of a security held by the Portfolio does not apply to the market value of such security or to shares of the Portfolio itself. A security backed by the US Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Summary Prospectus

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments denominated in such currencies (particularly currencies of emerging markets countries), as well as any investments in currencies themselves, could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of currencies. Irrespective of any foreign currency exposure hedging, the Portfolio may experience a decline in the value of its portfolio securities, in US dollar terms, due solely to fluctuations in currency exchange rates.

Quantitative Model Risk. A quantitative model, such as the risk and other models used by the Investment Manager requires adherence to a systematic, disciplined process. The Investment Manager’s ability to monitor and, if necessary, adjust its quantitative model could be adversely affected by various factors including incorrect or outdated market and other data inputs. Factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. In addition, factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Liquidity Risk. The lack of a readily available market may limit the ability of the Portfolio to sell certain securities and other investments at the time and price it would like. The size of certain securities offerings of emerging markets issuers may be relatively smaller in size than offerings in more developed markets and, in some cases, the Portfolio, by itself or together with other Portfolios or other accounts managed by the Investment Manager, may hold a position in a security that is large relative to the typical trading volume for that security; these factors can make it difficult for the Portfolio to dispose of the position at the desired time or price.

Derivatives and Hedging Risk. Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Swap agreements; forward currency contracts; over-the-counter options on securities (including options on shares of ETFs), indexes and currencies; structured notes; and other over-the-counter derivatives transactions are subject to the risks of the creditworthiness of and default by the counterparty and consequently may lose all or a portion of their value due solely to the creditworthiness of or default by the counterparty. Over-the-counter derivatives frequently may be illiquid and difficult to value. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which the Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of the related reference asset, index or rate. As such, a small investment could have a potentially large impact on the Portfolio’s performance. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even if entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions. The SEC recently adopted Rule 18f-4 under the 1940 Act, which will regulate the use of derivatives for certain funds and may require the Portfolio to alter, perhaps materially, its use of derivatives. The same risks, as applicable, apply to derivatives transactions by the Subsidiary.

Summary Prospectus

ETF Risk. Shares of ETFs may trade at prices that vary from their net asset values, sometimes significantly. The shares of ETFs may trade at prices at, below or above their net asset value. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. The Portfolio’s investments in ETFs are subject to the risks of the ETFs’ investments, as well as to the general risks of investing in ETFs. The Portfolio will bear not only the Portfolio’s management fees and operating expenses, but also the Portfolio’s proportional share of the management fees and operating expenses of the ETFs in which the Portfolio invests. The Portfolio may be limited by Section 12 of the Investment Company Act of 1940, as amended (the “1940 Act”), in the amount of its assets that may be invested in one or more ETFs unless the relevant ETF(s) have received an exemptive order from the Securities and Exchange Commission (the “SEC”) on which the Portfolio may rely or an exemption is available. New Rule 12d1-4 under the 1940 Act will allow the Portfolio to acquire the securities of another investment company, including ETFs, in excess of the limitations imposed by Section 12 of the 1940 Act without obtaining an exemptive order from the SEC, subject to certain limitations and conditions. The aforementioned exemptive orders will be rescinded effective January 19, 2022, and by such date the Portfolio will have to comply with the requirements of Rule 12d1-4 in order to rely on its exemptions from the requirements of Section 12.

Subsidiary and Tax Status Risk. The Portfolio invests in the Subsidiary, which is not registered as an investment company under the 1940 Act. A regulatory change in the US or the Cayman Islands, under which the Portfolio and the Subsidiary, respectively, are organized, that impacts the Subsidiary or how the Portfolio invests in the Subsidiary, such as a change in tax law, could adversely affect the Portfolio. By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments, which generally include the risks of investing in commodity-related derivative instruments (described elsewhere in this Prospectus). Income and gains from commodities or certain commodity-linked derivative instruments do not constitute “qualifying income” to the Portfolio for purposes of qualification as a “regulated investment company” for federal income tax purposes. Without such qualification, the Portfolio could be subject to tax. The tax treatment of the Portfolio’s investments in the Subsidiary and commodity-linked derivative instruments could affect whether income derived from such investment is “qualifying income” under the Internal Revenue Code of 1986, as amended, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or any gains and distributions made by the Portfolio.

High Portfolio Turnover Risk. The Portfolio’s investment strategy may involve high portfolio turnover (such as 100% or more). A portfolio turnover rate of 100%, for example, is equivalent to the Portfolio buying and selling all of its securities once during the course of the year. A high portfolio turnover rate could result in high transaction costs and an increase in taxable capital gains distributions to the Portfolio’s shareholders, which will reduce returns to shareholders.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Real Assets Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. Updated performance information is available at www.lazardassetmanagement.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Summary Prospectus

Calendar Years ended December 31

Best Quarter:
Q1 2019	8.70%

Worst Quarter:
Q1 2020	-15.79%

Average Annual Total Returns
(for the periods ended December 31, 2020)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not operational as of December 31, 2020) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

The Real Assets Index is an index constructed by the Investment Manager that is comprised of 33.3% MSCI World Core Infrastructure USD Hedged Index, 33.3% MSCI ACWI IMI Core Real Estate Index and 33.3% Bloomberg Barclays Commodity Total Return Index. The Real Assets Index was constructed by the Investment Manager for comparison to the performance of the Lazard Real Assets Portfolio pursuant to its investment strategy effective September 1, 2020. The Real Assets Index replaced the Real Assets Custom Index, which was created by the Investment Manager for comparison to the Portfolio’s performance pursuant to its investment strategy prior to September 1, 2020. The Real Assets Custom Index is an unmanaged index created by the Investment Manager, and is comprised of 20% MSCI World Index, 20% MSCI World Core Infrastructure USD Hedged Index, 20% MSCI ACWI IMI Core Real Estate Index, 20% Bloomberg Commodity Total Return Index and 20% Bloomberg Barclays World Government Inflation-Linked 1-10 Year USD Hedged Index. The Real Assets Linked Custom Index shown in the table is an unmanaged index created by the Investment Manager, which links the performance of the Real Assets Custom Index for periods through August 31, 2020 (after which the Portfolio’s investment strategy changed) and the Real Assets Index for periods thereafter.

Summary Prospectus

	Inception Date	1 Year	Life of Portfolio
Institutional Shares:	12/30/2016
Returns Before Taxes		0.61%	4.36%
Returns After Taxes on Distributions		-0.49%	3.39%
Returns After Taxes on Distributions and Sale of Portfolio Shares		0.84%	3.19%
Open Shares (Returns Before Taxes)	1/09/2017	0.33%	4.04%
R6 Shares (Returns Before Taxes)		0.61%	4.36%
MSCI World Index		15.90%	13.40%
(reflects no deduction for fees, expenses or taxes)			(Institutional)
			13.05%
			(Open)
			13.40%
			(R6)

Real Assets Index		-4.19%	4.52%
(reflects no deduction for fees, expenses or taxes)			(Institutional)
			4.50%
			(Open)
			4.52%
			(R6)

Real Assets Custom Index		2.25%	6.35%
(reflects no deduction for fees, expenses or taxes)			(Institutional)
			6.27%
			(Open)
			6.35%
			(R6)

Real Assets Linked Custom Index		1.92%	6.26%
(reflects no deduction for fees, expenses or taxes)			(Institutional)
			6.18%
			(Open)
			6.26%
			(R6)

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Jai Jacob, portfolio manager/analyst on the Investment Manager’s Multi-Asset team, has been with the Portfolio since December 2016.

Stephen Marra, portfolio manager/analyst on the Investment Manager’s Multi-Asset team, has been with the Portfolio since December 2016.

Kim Tilley, portfolio manager/analyst on the Investment Manager’s Multi-Asset team, has been with the Portfolio since May 2020.

Summary Prospectus

Purchase and Sale of Portfolio Shares

The initial investment minimums are:

Institutional Shares*†	$10,000
Open Shares*	$2,500
R6 Shares†	$1,000,000

* Unless the investor is a client of a securities dealer or other institution which has made an aggregate minimum initial purchase for its clients of at least $10,000 for Institutional Shares or $2,500 for Open Shares.

† There is no minimum investment amount for Board members and other individuals considered to be affiliates of the Fund or the Investment Manager and their family members, discretionary accounts with the Investment Manager, affiliated and non-affiliated registered investment companies and, for R6 Shares only, certain types of employee benefit plans.

The subsequent investment minimum is $50 for Institutional Shares and Open Shares. There is no subsequent investment minimum for R6 Shares.

Open Shares investors investing directly with a Portfolio who meet the Institutional Shares minimum may request that their Open Shares be converted to Institutional Shares. Investors investing through a securities dealer or other institution should consult that firm regarding share class availability and applicable minimums.

Portfolio shares are redeemable through the Fund’s transfer agent, DST Asset Manager Solutions, Inc., on any business day by telephone, mail or overnight delivery. Clients of financial intermediaries may be subject to the intermediaries’ procedures.

Tax Information

All dividends and short-term capital gains distributions are generally taxable to you as ordinary income, and long-term capital gains are generally taxable as such, whether you receive the distribution in cash or reinvest it in additional shares.

Financial Intermediary Compensation (Open and Institutional Shares only)
Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and/or the Investment Manager and its affiliates may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

00084121
Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardassetmanagement.com